SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported):  December 29, 1997


                        CEDAR FAIR, L.P.
     (Exact name of Registrant as specified in its charter)


         DELAWARE            1-9444          34-1560655
     (State or other      (Commission     (I.R.S. Employer
       jurisdiction        File No.)     Identification No.)
    of incorporation)


         P.O. Box 5006, Sandusky, Ohio       44871-5006
             (Address of principal           (Zip Code)
               executive offices)


Registrant's telephone number, including area code:  (419) 626-0830


                              N.A.
  (Former name or former address, if changed since last report)

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                      CEDAR FAIR, L.P.INDEX

      Item 2.      Acquisition or Disposition of     3
                     Assets

      Item 7.      Financial Statements and          4
                     Exhibits

      Signatures                                     5

      Exhibit Index                                  6


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 29, 1997, Cedar Fair, L.P. (the "Registrant") completed the acquisition of Knott's Berry Farm, a privately held partnership which owns and operates Knott's Berry Farm theme park in Buena Park, California and manages Knott's Camp Snoopy at the Mall of America in Bloomington, Minnesota. The transaction consisted of the issuance of approximately 6.4 million unregistered limited partnership units ("units") of the Registrant and the payment of $94.5 million in cash borrowed by the Registrant under an expanded revolving credit agreement with KeyBank National Association, NBD Bank, National City Bank, First Union National Bank and Mellon Bank, N.A.

Knott's  Berry  Farm  is a family-oriented theme  park  with  six themed areas on more than 150 acres. The park serves approximately 3.5 million guests per year, principally from the Los Angeles and Southern California markets. Knott's Camp Snoopy is a seven-acre indoor theme park set in the heart of the Mall of America and is the nation's largest indoor theme park. Knott's operations had revenues of approximately $125 million and earnings before interest, taxes and depreciation of $24 million in 1996. Cedar Fair's revenues and operating cash flow for 1996 were $251 million and $94 million, respectively.

Terry Hackett, a representative of the Knott family, has been elected a member of the board of directors of Cedar Fair
Management Company, the General Partner of Cedar Fair, L.P.

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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements.
   As   of   the  date  of  filing  of  this  Form  8-K,  it   is
   impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with
   Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after January 12, 1998.

(b)Pro Forma Financial Information.
   As of the date of filing of this Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In
   accordance  with  Item  7(b)  of  Form  8-K,  such   financial
   statements will be filed by amendment to this Form 8-K no later than 60 days after January 12, 1998.

(c)Exhibits.
   Exhibit (10)  -   Contribution  Agreement by and  among  Cedar
               Fair, L.P., Knott's Berry Farm and the Partners of Knott's Berry Farm dated December 19, 1997.
               (All exhibits described in the Agreement have been omitted. Upon request, the Registrant will furnish to the Commission a copy of any exhibit.)

   Exhibit (10.1)  -Credit  Agreement dated as  of  December  19,
               1997 among Cedar Fair, L.P., Cedar Fair, Magnum Management Corporation and Knott's Berry Farm as co-borrowers, and KeyBank National Association, NBD Bank, National City Bank, First Union National Bank and Mellon Bank, N.A. as lenders.


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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       CEDAR FAIR, L.P.


       By: /s/ Bruce A. Jackson
               Bruce A. Jackson
               Corporate Vice President, Finance and
                 Chief Financial Officer



Date:  January 12, 1998

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                          EXHIBIT INDEX
    Exhibit                                              Page

10    Contribution Agreement by and among Cedar Fair,      7
      L.P., Knott's Berry Farm and the Partners of
      Knott's Berry Farm dated December 19, 1997.

10.1  Credit Agreement dated as of December 19, 1997       49
      among Cedar Fair, L.P., Cedar Fair, Magnum
      Management Corporation and Knott's Berry Farm as co-borrowers, and KeyBank National Association, NBD
      Bank, National City Bank, First Union National Bank and Mellon Bank, N.A. as lenders.



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